UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

22801 St. Clair Avenue, Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2018, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2018.  A copy of the Company’s press release issued on April 23, 2018 is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release is also available through the Company’s website at www.lincolnelectric.com.  The information in this Current Report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 The Company’s press release dated April 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

/s/ Vincent K. Petrella
Vincent K. Petrella
Executive Vice President, Chief Financial Officer and Treasurer
(principal financial officer)
April 23, 2018

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	The Company’s press release dated April 23, 2018.